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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 20, 1999


                                BLAIR CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                     001-00878               25-0691670
            --------                     ---------               ----------
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)      (I.R.S. EMPLOYER
          INCORPORATION)                                     IDENTIFICATION NO.)


         220 HICKORY STREET, WARREN, PENNSYLVANIA                16366-0001
         ----------------------------------------                ----------
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (814) 723-3600



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS.

         On May 20, 1999, the Registrant announced that, at the request of the Trust Department of PNC Bank, as trustee, the Registrant had repurchased 156,220 shares of the Common Stock of the Registrant, at a negotiated purchase price not in excess of the market price of the shares on the date of the transaction. This repurchase is in addition to the Registrant's repurchase of 600,000 shares of its Common Stock from the Estate of John L. Blair in January and April, 1999. A press release regarding the announcement is attached as Exhibit 99.









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ITEM 7. FINAL STATEMENTS, PRO FORMA FINAL INFORMATION AND EXHIBITS.

                  (c) Exhibits

                           Exhibit 99.  Press Release



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  May 20, 1999                           Blair Corporation

                                          By: /s/ Kent R. Sivillo
                                              ----------------------------------
                                              Kent R. Sivillo, Vice President
                                              and Treasurer (Principal Financial
                                              and Accounting Officer)











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